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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): September 25, 1998



                         CarrAmerica Realty Corporation
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             (Exact name of registrant as specified in its charter)



         Maryland                   1-11706                    52-1796339
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)             File No.)               Identification No.)



                   1850 K Street, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 729-7500
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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.


         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the year ended December 31, 1997 with accompanying notes and Independent Auditor's Report for Citymark Tower. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed property are being filed because the Company has either (a) already acquired the property and the book value of the property is significant, or (b) deemed the acquisition to be probable and the book value of the property is significant.


ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         None.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)  Financial Statements.

              Attached hereto as Exhibit 99.1 are the following financial statements:

               (i) Historical Summaries of Operating Revenue and Expenses for Citymark Tower for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.



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         (b)  Exhibits

              Exhibit
              Number
              ------

              99.1  Financial Statements

                    (i) Historical Summaries of Operating Revenue and Expenses
              for Citymark Tower for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.



ITEM 8.  Change in Fiscal Year.

         Not applicable.


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                               SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: September 25, 1998



                                   CARRAMERICA REALTY CORPORATION



                                   By:  /s/ Brian K. Fields
                                        -----------------------
                                        Brian K. Fields
                                        Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit
Number
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99.1  Financial Statements

      (i) Historical Summaries of Operating Revenue and Expenses for Citymark Tower for the year ended December 31, 1997 with accompanying notes and Independent Auditors' Report.